SUPPLEMENT DATED FEBRUARY 23, 2026

TO THE SUMMARY PROSPECTUS

DATED AUGUST 31, 2025

OF

MORNINGSTAR FUNDS TRUST

(THE “TRUST”)

Morningstar Multisector Bond Fund

(the “Fund”)

This supplement provides additional information to the Fund’s Summary Prospectus dated August 31, 2025, and should be read in conjunction with such Summary Prospectus.

Portfolio Manager Changes to the Fund

I.

To reflect the addition of Sam Wilson as Portfolio Manager to the portion of the Fund subadvised by Voya Investment Management Co., LLC the following changes are being made to the Summary Prospectus effective April 2, 2026:

1.

The Voya Investment Management Co., LLC section of the table following the “Fund Management – Subadvisers and Portfolio Managers” heading in the Summary Prospectus for the Fund is removed and replaced with the following:

Portfolio Manager	Position with Subadviser	Start Date with the Fund

Voya Investment Management Company, LLC
Travis King, CFA	Senior Portfolio Manager	May 2022
Sam Wilson, CFA	Portfolio Manager	April 2026

II.

Effective April 2, 2026, Anil Katarya is anticipated to retire and step down as a Portfolio Manager to the portion of the Fund subadvised by Voya Investment Management Co., LLC and all references to Mr. Katarya in the Summary Prospectus shall be removed effective on this date.

III.

In addition, Penelope D. Foley has stepped down as a Portfolio Manager to the portion of the Fund subadvised by TCW Investment Management Company LLC, and all references to Ms. Foley in the Summary Prospectus shall be removed effective on this date.

Please retain this supplement for future reference.